USA Mutuals Navigator Fund (the “Fund”)

Institutional Class – UNAVX

Class Z – ZNAVX *

a Series of Northern Lights Fund Trust IV (the “Trust”)

Supplement dated June 21, 2021

to the Prospectus and Statement of Additional Information (“SAI”) dated January 22, 2021

Important Notice Regarding Change in Name

Effective on or about July 16, 2021, the Fund’s name will change to USA Mutuals All Seasons Fund. Accordingly, all references to USA Mutuals Navigator Fund in the Prospectus and SAI are replaced in their entirety.

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Effective immediately, Ben Warwick no longer serves as Portfolio Manager of the Fund. Therefore, all references to Ben Warwick are removed from the Fund’s Prospectus and SAI.

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You should read this Supplement in conjunction with the Fund’s Prospectus and SAI dated January 22, 2021 which provides information that you should know about the Fund before investing. The Fund’s Prospectus and SAI have each been filed with the Securities and Exchange Commission and are incorporated by reference. Copies these documents may be obtained without charge by visiting usamutuals.com or by calling 1-866-264-8783.

* Class Z Shares are not currently offered for sale.